                                                                   EXHIBIT 10.45

                              AMENDED AND RESTATED
                               STOCK OPTION PLAN
                           FOR INDEPENDENT DIRECTORS
                                       OF
                             MICROPOLIS CORPORATION


     Micropolis Corporation, a corporation organized under the laws of the State of Delaware, in order to amend its existing Amended and Restated Stock Option Plan for Directors, hereby adopts this revised Amended and Restated Stock Option Plan for Independent Directors of Micropolis Corporation. The purposes of this Plan are as follows:

     (1) To further the growth, development and financial success of the Company by providing additional incentives to its independent Directors who have a major share of the responsibility for the management of the Company's business by assisting them to become owners of common stock of the Company and thus to benefit directly from its growth, development and financial success.

     (2) To enable the Company to obtain and retain the services of the type of independent directors considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of common stock of the Company.

                                    RECITALS
                                    --------

     A. In October 1987 the Board of Directors of the Company adopted and approved a Stock Option Plan for Directors of the Company, which Plan was approved by the stockholders of the Company in April 1988. As amended, with the approval of the stockholders of the Company, the Plan now covers 300,000 shares of common stock of the Company; options for 173,334 shares are presently outstanding, approved by stockholders and covered by presently available shares under the Plan; and 45,000 shares have been issued upon exercise of options under the Plan.

     B. The Board of Directors deems it desirable and in the best interests of the Company and its stockholders to provide for the automatic granting of, in addition to options automatically granted or currently provided for under the Plan, an option to purchase 20,000 shares of the Company's Common Stock to a Director of the Company, who is not an employee of the Company or of any affiliate of the Company, when he or she is initially appointed to the position of Vice-Chairman of the Board, at a meeting of the Board of Directors held in conjunction with the annual meeting of Stockholders or at any other time, upon the terms and conditions set forth herein and subject to the approval of such amendment by the stockholders of the Company by written consent in lieu of a meeting.

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1 - Board
-----------   -----

     "Board" shall mean the Board of Directors of the Company.

Section 1.2 - Company
-----------   -------

     "Company" shall mean Micropolis Corporation. In addition, "Company" shall mean any corporation assuming, or issuing new stock options in substitution for, Options outstanding under the Plan.

Section 1.3 - Director
-----------   --------

     "Director" shall mean a member of the Board who is not an employee of the Company or of any "affiliate" of the Company as that term is defined by Regulation 405 under the Securities Act.

Section 1.4 - Exchange Act
-----------   ------------

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.5 - Option
-----------   ------

     "Option" shall mean an option to purchase common stock of the Company, granted under the Plan.

Section 1.6 - Optionee
-----------   --------

     "Optionee" shall mean a Director to whom an Option is granted under the Plan.

Section 1.7 - Parent Corporation
-----------   ------------------

     "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.8 - Plan
-----------   ----

     "Plan" shall mean the Amended and Restated Stock Option Plan for Independent Directors of Micropolis Corporation as in effect on November 3, 1995.

Section 1.9 - Rule 16b-3
-----------   ----------

     "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act as such Rule may be amended in the future.

Section 1.10 - Secretary
------------   ---------

     "Secretary" shall mean the Secretary of the Company.

Section 1.11 - Securities Act
------------   --------------

     "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.12 - Termination of Directorship
------------   ---------------------------

     "Termination of Directorship" shall mean the time when Optionee ceases to be a director of the Company or any Parent Corporation for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Directorship.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN
                             ----------------------

Section 2.1 - Shares Subject to Plan
-----------   ----------------------

     The shares of stock subject to Options shall be shares of the Company's $1.00 par value Common Stock (the "Common Stock"). The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 300,000.

Section 2.2 - Unexercised Options
-----------   -------------------

     If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

Section 2.3 - Changes in Company's Shares
-----------   ---------------------------

     In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Board in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options.

                                  ARTICLE III

                              GRANTING OF OPTIONS
                              -------------------

Section 3.1 - Eligibility
-----------   -----------

     Each Director of the Company or of any corporation which is then a Parent Corporation shall be eligible to receive Options at the times and in the manner set forth in Section 3.3.

Section 3.2 - Tax Status of Stock Options
-----------   ---------------------------

     Options granted under the Plan do not qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986.

Section 3.3 - Granting of Options
-----------   -------------------

     Each person who then is reelected or continuing as a Director automatically shall be granted an Option to purchase 10,000 shares of Common Stock (subject to adjustment as provided in Section 2.3) at the close of business on the date of each annual meeting of the stockholders of the Company. Also, when a person is initially elected to the Board, at an annual meeting of stockholders or at any other time, each such new Director automatically shall be granted an Option to purchase 30,000 shares of Common Stock (subject to adjustment as provided in Section 2.3) at the close of business on the date of his or her election to the Board. In addition, subject to stockholder approval of the material amendment to the Plan (as set forth in Recital B), when a Director is initially appointed to the position of Vice-Chairman of the Board, at a meeting of the Board of Directors held in conjunction with the annual meeting of Stockholders or at any other time, such new Vice-Chairman, who is not an employee of the Company or of any affiliate of the Company, shall be automatically granted an Option to purchase 20,000 shares of the Company's Common Stock at the close of business on the date of his or her appointment to the position of Vice-Chairman.

                                   ARTICLE IV

                                TERMS OF OPTIONS
                                ----------------

Section 4.1 - Option Agreement
-----------   ----------------

     Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Board shall determine, consistent with the Plan.

Section 4.2 - Option Price
-----------   ------------

     (a) The price of the shares of Common Stock subject to each Option shall be equal to 100% of the fair market value of such shares on the date such Option is granted.

     (b) For purposes of the Plan, the fair market value of a share of the Common Stock as of a given grant date shall be: (i) the closing price of a share of the Common Stock on the principal exchange on which shares of the Common Stock are then trading, if any, on the day immediately preceding such grant date, or, if shares were not traded on the day immediately preceding such grant date, then on the next preceding trading day during which a sale occurred; or (ii) if the Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Common Stock on the day immediately preceding such grant date as reported by NASDAQ or such successor quotation system; or (iii) if the Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Common Stock, on the day immediately preceding such grant date, as determined in good faith by the Board; or (iv) if the Common Stock is not publicly traded, the fair market value established by the Board acting in good faith.

Section 4.3 - Commencement of Exercisability
-----------   ------------------------------

     (a) No Option may be exercised in whole or in part during the first year after such Option is granted.

     (b) Options shall become exercisable in cumulative annual installments of 33 1/3% of the number of shares covered by the Option on each of the first, second and third anniversaries of the date of Option grant. The term of each Option shall be five years.

     (c) No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

Section 4.4 - Expiration of Options
-----------   ---------------------

     No Option may be exercised to any extent by anyone after the first to occur of the following events:

               (i) The expiration of five years from the date the Option was granted; or

              (ii) The expiration of three months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death unless the Optionee dies within said three-month period; or

             (iii) The expiration of one year from the date of the Optionee's death.

Section 4.5 - Consideration
-----------   -------------

     In consideration of the granting of the Option, the Optionee shall agree, in the written Stock Option Agreement, to serve as a Director of the Company until the next annual meeting of the stockholders of the Company or a Parent Corporation. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue as a Director of the Company or any Parent Corporation.

Section 4.6 - Adjustments in Outstanding Options
-----------   ----------------------------------

     In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Board shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share. Any such adjustment made by the Board shall be final and binding upon all Optionees, the Company and all other interested persons.

Section 4.7 - Merger, Consolidation, Acquisition, Liquidation or Dissolution
-----------   --------------------------------------------------------------

          In its absolute discretion, and on such terms and conditions as it deems appropriate, the Board may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company; and if the Board so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a) or Section 4.3(b).

                                   ARTICLE V

                              EXERCISE OF OPTIONS
                              -------------------

Section 5.1 - Person Eligible to Exercise
-----------   ---------------------------

          During the lifetime of the Optionee, only he may exercise an Option granted to him, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 4.4 or Section 4.7, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 5.2 - Partial Exercise
-----------   ----------------

          At any time and from time to time prior to the time when an exercisable Option or exercisable portion thereof become unexercisable under
Section 4.4 or Section 4.7, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares.

Section 5.3 - Manner of Exercise
-----------   ------------------

          An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 4.4 or Section 4.7:

          (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with any applicable rules established by the Board; and

          (b) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; and

          (c) Such representations and documents as the Board, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

          (d) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 - Conditions to Issuance of Stock Certificates
-----------   --------------------------------------------

          The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Board shall, in its absolute discretion, deem necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its absolute discretion, determine to be necessary or advisable; and

          (d) The payment to the Company of all amounts which it is required to withhold, if any, under federal, state or local law in connection with the exercise of the Option; and

          (e) The lapse of such reasonable period of time following the exercise of the Option as the Board may establish from time to time for reasons of administrative convenience.

Section 5.5 - Rights as Stockholders
-----------   ----------------------

          The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

                                   ARTICLE VI

                                 ADMINISTRATION
                                 --------------

Section 6.1 - Duties and Powers of the Board
-----------   ------------------------------

          It shall be the duty of the Board to conduct the general administration of the Plan in accordance with its provisions. The Board shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.

Section 6.2 - Majority Rule
-----------   -------------

          The Board shall act by a majority of its members in office. The Board may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Board.

Section 6.3 - Compensation; Professional Assistance; Good Faith Actions
-----------   ---------------------------------------------------------

          Members of the Board shall receive no additional compensation for their services under the Plan. All expenses and liabilities incurred by members of the Board in connection with the administration of the Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Board and the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Board shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                  ARTICLE VII

                                OTHER PROVISIONS
                                ----------------

Section 7.1 - Options Not Transferable
-----------   ------------------------

          No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 7.2 - Amendment, Suspension or Termination of the Plan
----------    ------------------------------------------------

          (a) The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's stockholders given within 12 months before or after the action by the Board, no action of the Board may, except as provided in
Section 2.3, increase the limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, modify the eligibility requirements of Section 3.1, reduce the Option price requirements of Section 4.2(a), change the exercisability provisions of Section 4.3 or extend the limit imposed in Section 7.2(d) on the period during which Options may be granted. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. Notwithstanding the foregoing, the Plan shall not be amended more than once every six months other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder.

          (b) The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

          (c) All adjustments in the number and kind of shares covered by the Plan and outstanding Options thereunder, and in the exercise price of outstanding Options, shall be made if, and in the same manner as, such adjustments are made to the Company's Stock Option Plan for Executive and Key Employees, or any successor to said plan, and to non-qualified stock options outstanding under said plan or successor plan.

          (d) No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under the Plan after October 28, 1997.

Section 7.3 - Approval of Plan Amendments by Stockholders
-----------   -------------------------------------------

          The material amendment to the Plan (as set forth in Recital B) will be submitted for the approval of the Company's stockholders by written consent in lieu of meeting of stockholders. If such approval is not obtained, such amendments to the Plan shall have no force or effect. Options may be granted prior to such stockholder approval, subject to such stockholder approval. Any Options so granted shall provide that if such approval is not obtained, the Options shall be void and of no further force or effect.

Section 7.4 - Effect of Plan Upon Other Option and Compensation Plans
-----------   -------------------------------------------------------

          The adoption of this Plan shall not affect any other compensation or incentive plans in effect for Directors of the Company. Nothing in this Plan shall be construed to limit the right of the Company to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association. Neither the adoption of this Plan by the Board on October 6, 1993 nor its subsequent approval by the Company's stockholders shall have any effect upon previously granted Options or the terms of the written grant of such Options.

Section 7.5 - Titles
-----------   ------

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.